UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22884

                         The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) was 4.0%, compared with a total return of 9.9% for the Morgan Stanley Capital International (“MSCI”) World SMID Cap Index. The total return for the Fund’s publicly traded shares was 2.4%. The Fund’s NAV per share was $12.57, while the price of the publicly traded shares closed at $10.60 on the NYSE. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)		Since
	1 Year	Inception (06/23/14)
Gabelli Global Small and Mid Cap Value Trust
NAV Total Return (b)	4.02%	2.24%
Investment Total Return (c)	2.40	(4.61)
MSCI World SMID Cap Index.	9.90	2.44 (d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World SMID Cap Index captures mid and small cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns reflect changes in the NAV per share. Since inception return is based on an initial NAV of $12.00.
(c)	Total returns reflect changes in closing market values on the NYSE. Since inception return is based on an initial offering price of $12.00.
(d)	From June 30, 2014, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

The Gabelli Global Small and Mid Cap Value Trust

Food and Beverage	14.7%
Financial Services	8.7%
U.S. Government Obligations	7.9%
Health Care	6.5%
Electronics	5.6%
Energy and Utilities: Natural Gas	5.0%
Business Services	4.3%
Specialty Chemicals	4.1%
Automotive: Parts and Accessories	4.0%
Retail	3.9%
Consumer Products	3.0%
Cable and Satellite	3.0%
Machinery	2.9%
Energy and Utilities: Electric	2.3%
Computer Software and Services	2.2%
Diversified Industrial	2.2%
Automotive	1.9%
Aerospace	1.7%
Wireless Communications	1.6%
Equipment and Supplies	1.5%
Telecommunications	1.5%
Hotels and Gaming	1.5%
Semiconductors	1.2%

Aviation: Parts and Services	1.2%
Building and Construction	1.0%
Computer Hardware	0.9%
Energy and Utilities: Water	0.8%
Broadcasting	0.7%
Publishing	0.7%
Environmental Services	0.6%
Entertainment	0.6%
Energy and Utilities: Integrated	0.5%
Transportation	0.5%
Consumer Services	0.4%
Consumer Discretionary	0.3%
Metals and Mining	0.2%
Manufactured Housing and Recreational Vehicles	0.2%
Real Estate	0.1%
Closed-End Business Development Company	0.1%
Educational Services	0.0%*

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 91.6%
	Aerospace — 1.7%
10,000	Aerojet Rocketdyne Holdings Inc.†	$169,046	$179,500
113,000	BBA Aviation plc	360,372	394,529
16,500	Kaman Corp.	671,165	807,345
3,000	Meggitt plc	24,534	16,955
100,000	Rolls-Royce Holdings plc	883,455	823,248
4,600,000	Rolls-Royce Holdings plc, Cl. C†	5,647	5,669

		2,114,219	2,227,246

	Automotive — 1.9%
5,000	Ferrari NV	213,055	290,700
68,000	Navistar International Corp.†	1,268,244	2,133,160

		1,481,299	2,423,860

	Automotive: Parts and Accessories — 4.0%
1,050	Adient plc†	49,350	61,530
10,000	Brembo SpA	350,147	605,276
19,000	CLARCOR Inc.	1,565,596	1,566,930
87,000	Dana Inc.	1,515,500	1,651,260
50,000	Federal-Mogul Holdings Corp.†	526,198	515,500
13,000	Modine Manufacturing Co.†	173,052	193,700
6,900	Visteon Corp.	695,291	554,346

		4,875,134	5,148,542

	Aviation: Parts and Services — 1.2%
3,333	Arconic Inc.	53,245	61,794
12,900	B/E Aerospace Inc.	648,317	776,451
1,000	Curtiss-Wright Corp.	69,929	98,360
13,000	KLX Inc.†	466,328	586,430

		1,237,819	1,523,035

	Broadcasting — 0.7%
9,000	Beasley Broadcast Group Inc., Cl. A	52,899	55,800
8,000	Discovery Communications Inc., Cl. A†	213,278	219,280
6,000	Entravision Communications Corp., Cl. A	28,083	42,000
11,000	Grupo Televisa SAB, ADR	228,287	229,790
35,000	ITV plc	104,243	89,029
500	Liberty Broadband Corp., Cl. A†	25,309	36,230
1,603	Liberty Broadband Corp., Cl. C†	77,452	118,734
43,000	Sirius XM Canada Holdings Inc.	151,570	162,693

		881,121	953,556

	Building and Construction — 1.0%
38,000	Hertz Global Holdings Inc.†	1,426,618	819,280
10,505	Johnson Controls International plc	376,529	432,701

		1,803,147	1,251,981

Shares		Cost	Market Value
	Business Services — 4.3%
3,000	Aramark	$78,477	$107,160
3,000	Ascent Capital Group Inc., Cl. A†	41,504	48,780
3,000	Core-Mark Holding Co. Inc.	93,316	129,210
1,000	Diebold Nixdorf AG†	57,961	69,422
39,000	Diebold Nixdorf Inc.	1,009,220	980,850
15,000	Fly Leasing Ltd., ADR†	211,542	199,500
23,000	Havas SA	187,664	193,688
34,001	Herc Holdings Inc.†	1,163,416	1,365,480
2,300	Iron Mountain Inc.	84,982	73,811
18,714	JC Decaux SA	665,025	550,203
13,000	Loomis AB, Cl. B	385,730	386,835
9,800	Macquarie Infrastructure Corp.	610,382	800,660
4,000	Ströeer SE & Co KGaA	86,799	175,604
4,000	The Brink’s Co.	88,005	165,000
12,000	The Interpublic Group of Companies Inc.	227,975	280,920

		4,991,998	5,527,123

	Cable and Satellite — 3.0%
6,000	Altice NV, Cl. B†	96,389	119,560
1,000	AMC Networks Inc., Cl. A†	60,778	52,340
650	Cable One Inc.	172,074	404,125
4,000	Cogeco Communications Inc.	207,717	197,341
17,750	Liberty Global plc, Cl. A†	441,849	542,972
46,413	Liberty Global plc, Cl. C†	1,175,975	1,378,466
126	Liberty Global plc LiLAC, Cl. A†	4,153	2,767
95,000	Sky plc	1,217,013	1,160,250
7,000	Videocon d2h Ltd., ADR†	63,968	58,170

		3,439,916	3,915,991

	Closed-End Business Development Company — 0.1%
13,000	MVC Capital Inc.	162,180	111,540

	Computer Hardware — 0.9%
92,000	Brocade Communications Systems Inc.	1,125,648	1,149,080

	Computer Software and Services — 2.2%
16,000	Blucora Inc.†	177,088	236,000
14,000	Carbonite Inc.†	164,377	229,600
780	Dell Technologies Inc., Cl. V†	36,826	42,877
10,000	EarthLink Holdings Corp.	34,370	56,400
38,000	Global Sources Ltd.†	274,164	336,300
24,000	Internap Corp.†	95,314	36,960
3,000	InterXion Holding NV†	81,282	105,210
60,000	Intralinks Holdings Inc.†	791,850	811,200
26,000	Mentor Graphics Corp.	944,825	959,140
4,000	Rocket Internet SE†	93,061	80,570

		2,693,157	2,894,257

	Consumer Discretionary — 0.3%
9,000	Kameda Seika Co. Ltd.	480,131	411,209

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products — 3.0%
2,400	Church & Dwight Co. Inc.	$80,954	$106,056
4,000	Coty Inc., Cl. A	66,714	73,240
200	dormakaba Holding AG	98,379	148,679
9,500	Edgewell Personal Care Co.†	811,894	693,405
6,400	Energizer Holdings Inc.	216,149	285,504
21,100	Hunter Douglas NV	899,629	1,187,178
300	L’Oreal SA	48,139	54,759
13,268	Marine Products Corp.	82,274	184,027
600	Nintendo Co. Ltd., ADR	12,318	15,570
1,500	Salvatore Ferragamo SpA	29,710	35,417
13,000	Scandinavian Tobacco Group A/S	199,408	218,860
6,000	Shiseido Co. Ltd.	108,513	151,880
24,000	Swedish Match AB	788,472	763,418

		3,442,553	3,917,993

	Consumer Services — 0.4%
3,000	Allegion plc	178,596	192,000
14,400	Ashtead Group plc	223,176	280,397

		401,772	472,397

	Diversified Industrial — 2.2%
15,508	Ampco-Pittsburgh Corp.	271,062	259,759
1,500	Crane Co.	104,720	108,180
5,000	EnPro Industries Inc.	253,293	336,800
10,000	Griffon Corp.	123,364	262,000
3,000	Haynes International Inc.	122,583	128,970
1,300	K2M Group Holdings Inc.†	22,759	26,052
22,000	Myers Industries Inc.	355,835	314,600
5,500	Raven Industries Inc.	108,907	138,600
5,000	Smiths Group plc	95,104	87,254
4,200	Sulzer AG	428,205	433,075
36,000	Toray Industries Inc.	288,924	291,450
10,000	Tredegar Corp.	173,251	240,000
5,500	Wartsila OYJ Abp	266,345	247,100

		2,614,352	2,873,840

	Educational Services — 0.0%
10,000	Universal Technical Institute Inc.	26,376	29,100

	Electronics — 5.6%
3,000	Agilent Technologies Inc.	110,491	136,680
7,000	Datalogic SpA	81,862	137,719
1,000	Dolby Laboratories Inc., Cl. A	34,320	45,190
49,000	Harman International Industries Inc.	5,370,924	5,446,840
44,000	Sony Corp., ADR	1,150,605	1,233,320
10,000	Sparton Corp.†	240,873	238,500

		6,989,075	7,238,249

	Energy and Utilities: Electric — 2.3%
31,200	Algonquin Power & Utilities Corp.	241,059	264,677

Shares		Cost	Market Value
5,500	El Paso Electric Co.	$212,397	$255,750
7,500	Fortis Inc.	222,079	231,594
39,900	Westar Energy Inc.	2,262,540	2,248,365

		2,938,075	3,000,386

	Energy and Utilities: Integrated — 0.5%
15,000	Hawaiian Electric Industries Inc.	481,548	496,050
85,000	Hera SpA	242,353	196,130

		723,901	692,180

	Energy and Utilities: Natural Gas — 5.0%
315,962	Columbia Pipeline Partners LP	5,412,740	5,418,748
8,000	National Fuel Gas Co.	458,770	453,120
1,200	Southwest Gas Holdings Inc.	62,843	91,944
52,000	Weatherford International plc†	319,160	259,480
22,000	Whiting Petroleum Corp.†	219,272	264,440

		6,472,785	6,487,732

	Energy and Utilities: Water — 0.8%
60,600	Beijing Enterprises Water Group Ltd.	40,697	40,324
1,400	Consolidated Water Co. Ltd.	16,458	15,190
13,000	Mueller Water Products Inc., Cl. A	106,575	173,030
29,500	Severn Trent plc	948,858	807,831

		1,112,588	1,036,375

	Entertainment — 0.6%
7,000	Liberty Media Corp.-Liberty Braves, Cl. C†	110,061	144,130
6,000	Manchester United plc, Cl. A	95,044	85,500
1,700	The Madison Square Garden Co, Cl. A†	248,362	291,567
13,000	Vivendi SA	315,907	247,074

		769,374	768,271

	Environmental Services — 0.6%
6,000	Tomra Systems ASA	48,111	62,881
9,315	Waste Connections Inc.	498,678	732,066

		546,789	794,947

	Equipment and Supplies — 1.5%
2,400	A.O. Smith Corp.	80,278	113,640
4,500	Greco Inc.	326,529	373,905
19,000	Interpump Group SpA	263,313	311,007
30,000	Mueller Industries Inc.	875,448	1,198,800

		1,545,568	1,997,352

	Financial Services — 8.5%
350	Alleghany Corp.†	148,676	212,842
10,000	Allied World Assurance Co. Holdings AG	534,644	537,100
580	Biglari Holdings Inc.†	215,738	274,456
1,250	Credit Acceptance Corp.†	169,635	271,887
50,000	Delta Lloyd NV	278,074	279,848

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
35,000	Endurance Specialty Holdings Ltd.	$3,222,935	$3,234,000
10,000	FCB Financial Holdings Inc., Cl. A†	325,027	477,000
29,543	Fifth Street Finance Corp.	188,218	158,646
44,000	FinecoBank Banca Fineco SpA	286,510	246,868
32,000	Flushing Financial Corp.	625,280	940,480
86,000	GAM Holding AG	1,156,988	996,563
1,000	Groupe Bruxelles Lambert SA	82,544	83,918
33,233	H&R Block Inc.	776,136	764,027
38,000	Kinnevik AB, Cl. A	1,292,877	936,382
53,000	Kinnevik AB, Cl. B	1,832,251	1,269,938
10,000	Nordnet AB, Cl. B	41,998	40,941
64,000	Resona Holdings Inc.	314,077	328,282

		11,491,608	11,053,178

	Food and Beverage — 14.7%
5,000	Arcus ASA†	25,239	25,766
4,000	Britvic plc	41,340	27,951
280	Chocoladefabriken Lindt & Sprungli AG	1,410,500	1,450,457
46,000	Chr. Hansen Holding A/S	1,921,513	2,547,342
6,000	Coca-Cola Amatil Ltd.	50,599	43,819
3,000	Coca-Cola HBC AG	67,427	65,441
100,000	Cott Corp.	858,070	1,133,000
160,500	Davide Campari-Milano SpA	1,245,217	1,569,554
3,000	Dean Foods Co.	51,759	65,340
1,000	Diageo plc, ADR	107,611	103,940
2,000	Fevertree Drinks plc	25,214	28,074
1,500	Fomento Economico Mexicano SAB de CV, ADR	116,716	114,315
15,000	Greencore Group plc	63,718	45,568
1,000	Heineken Holding NV	68,070	69,622
4,500	International Flavors & Fragrances Inc.	462,905	530,235
2,000	Inventure Foods Inc.†	17,908	19,700
39,000	ITO EN Ltd.	967,542	1,296,385
600	J & J Snack Foods Corp.	56,239	80,058
9,500	Kerry Group plc, Cl. A	674,680	676,714
43,200	Kikkoman Corp.	948,844	1,382,400
149,800	Maple Leaf Foods Inc.	2,764,454	3,137,360
12,500	Massimo Zanetti Beverage Group SpA	128,273	91,383
135,000	Parmalat SpA	378,457	420,925
11,000	Post Holdings Inc.†	444,294	884,290
550,000	Premier Foods plc†	371,479	316,883
4,800	Remy Cointreau SA	400,596	409,373
2,000	Snyder’s-Lance Inc.	55,710	76,680
1,800	Symrise AG	97,498	109,575
400	The J.M. Smucker Co.	42,329	51,224
15,000	The WhiteWave Foods Co.†	833,553	834,000

Shares		Cost	Market Value
9,000	Treasury Wine Estates Ltd.	$47,872	$69,365
1,000	TreeHouse Foods Inc.†	82,695	72,190
35,000	Tsingtao Brewery Co. Ltd., Cl. H	241,455	132,246
215,000	Vitasoy International Holdings Ltd.	279,435	431,969
16,000	Yakult Honsha Co. Ltd.	826,068	741,989

		16,175,279	19,055,133

	Health Care — 6.2%
69,500	AdCare Health Systems Inc.†	290,875	101,470
4,000	Akorn Inc.†	127,250	87,320
20,000	Alere Inc.†	913,248	779,400
70,000	BioScrip Inc.†	311,355	72,800
8,000	Cardiovascular Systems Inc.†	170,146	193,680
3,500	Centene Corp.†	211,901	197,785
2,000	Charles River Laboratories International Inc.†	145,907	152,380
2,000	Chemed Corp.	259,710	320,820
10,000	Depomed Inc.†	184,540	180,200
4,000	Diplomat Pharmacy Inc.†	107,430	50,400
3,000	Draegerwerk AG & Co. KGaA	208,045	205,615
54,000	Endo International plc†	1,091,741	889,380
5,672	Envision Healthcare Corp.†	397,457	358,981
4,000	Gerresheimer AG	276,280	297,354
1,500	ICU Medical Inc.†	111,348	221,025
35,000	InfuSystems Holdings Inc.†	102,096	89,250
10,000	Innate Pharma SA†	118,971	153,793
10,000	Integer Holdings Corp.†	312,471	294,500
7,363	iRadimed Corp.†	116,048	81,729
15,000	Kindred Healthcare Inc.	176,949	117,750
5,000	Lannett Co. Inc.†	86,525	110,250
20,000	Lantheus Holdings Inc.†	48,320	172,000
1,000	Ligand Pharmaceuticals Inc.†	93,623	101,610
5,000	Mallinckrodt plc†	348,135	249,100
4,000	Medivir AB, Cl. B†	81,088	43,027
25,000	NeoGenomics Inc.†	100,595	214,250
5,000	Orthofix International NV†	173,722	180,900
3,000	PAREXEL International Corp.†	163,591	197,160
1,500	Patterson Companies Inc.	68,078	61,545
7,000	Quality Systems Inc.	113,173	92,050
5,000	Rhoen Klinikum AG	164,017	135,055
8,800	SurModics Inc.†	174,662	223,520
11,000	Team Health Holdings Inc.†	463,198	477,950
1,250	The Cooper Companies Inc.	169,856	218,663
9,500	Vascular Solutions Inc.†	530,853	532,950
1,500	VCA Inc.†	78,030	102,975
1,000	Zoetis Inc.	35,770	53,530

		8,527,004	8,012,167

	Hotels and Gaming — 1.5%
1,819	International Game Technology plc	34,470	46,421

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
856,250	Mandarin Oriental International Ltd.	$1,509,834	$1,091,719
1,000	MGM Resorts International†	25,300	28,830
8,000	Ryman Hospitality Properties Inc.	402,778	504,080
225,000	The Hongkong & Shanghai Hotels Ltd.	317,315	249,533

		2,289,697	1,920,583

	Machinery — 2.9%
3,300	Astec Industries Inc.	121,033	222,618
300	Bucher Industries AG	78,593	73,873
121,600	CNH Industrial NV, Borsa Italiana	914,212	1,057,942
205,000	CNH Industrial NV, New York	1,567,032	1,781,450
13,000	Xylem Inc.	482,286	643,760

		3,163,156	3,779,643

	Manufactured Housing and Recreational Vehicles — 0.2%
2,000	Cavco Industries Inc.†	147,003	199,700

	Metals and Mining — 0.2%
1,111	Alcoa Corp.	17,748	31,197
2,000	Allegheny Technologies Inc.	33,613	31,860
20,000	Cameco Corp.	193,462	209,400

		244,823	272,457

	Publishing — 0.7%
1,250	Graham Holdings Co., Cl. B	549,538	639,937
2,000	Meredith Corp.	92,074	118,300
3,623	The E.W. Scripps Co., Cl. A†	55,492	70,033
3,000	Time Inc.	49,140	53,550

		746,244	881,820

	Real Estate — 0.1%
3,000	Forest City Realty Trust Inc., Cl. A.	60,048	62,520
4,000	Griffin Industrial Realty Inc.	107,881	126,920

		167,929	189,440

	Retail — 3.9%
7,500	AutoNation Inc.†	365,505	364,875
17,500	Avis Budget Group Inc.†	427,924	641,900
2,000	Cabela’s Inc.†	123,540	117,100
44,000	CST Brands Inc.	1,981,053	2,118,600
1,500	FTD Companies Inc.†	42,876	35,760
2,900	Groupe Fnac†	132,933	196,075
3,000	Kohl’s Corp.	158,548	148,140
7,000	Macy’s Inc.	223,838	250,670
1,200	Murphy USA Inc.†	58,913	73,764
4,000	Penske Automotive Group Inc.	150,947	207,360
25,000	Rite Aid Corp.†	182,821	206,000
2,000	Sally Beauty Holdings Inc.†	52,415	52,840
6,000	United Natural Foods Inc.†	228,367	286,320

Shares		Cost	Market Value
10,000	Whole Foods Market Inc.	$301,888	$307,600

		4,431,568	5,007,004

	Semiconductors — 1.2%
20,000	Intersil Corp., Cl. A	438,292	446,000
20,000	InvenSense Inc.†	254,538	255,800
9,000	NXP Semiconductors NV†	888,950	882,090

		1,581,780	1,583,890

	Specialty Chemicals — 4.1%
6,200	Ashland Global Holdings Inc.	628,704	677,598
100,000	Canexus Corp.	123,110	121,402
48,500	Chemtura Corp.†	1,212,410	1,610,200
7,000	H.B. Fuller Co.	290,212	338,170
18,000	Huntsman Corp.	357,980	343,440
50,000	Platform Specialty Products Corp.†	465,608	490,500
2,000	Sensient Technologies Corp.	114,866	157,160
12,000	SGL Carbon SE†	150,545	105,602
2,000	Takasago International Corp.	51,763	52,877
13,000	The Valspar Corp.	1,360,110	1,346,930
3,000	Valvoline Inc.	62,274	64,500

		4,817,582	5,308,379

	Telecommunications — 1.5%
41,000	Communications Systems Inc.	277,570	189,830
11,000	Gogo Inc.†	109,569	101,420
6,000	Harris Corp.	476,034	614,820
6,000	Hellenic Telecommunications Organization SA, ADR	41,840	27,780
8,500	Loral Space & Communications Inc.†	352,916	348,925
100,000	Pharol SGPS SA	34,665	21,790
33,000	Telekom Austria AG	210,582	194,878
20,000	Vodafone Group plc, ADR	619,106	488,600

		2,122,282	1,988,043

	Transportation — 0.5%
11,000	GATX Corp.	549,018	677,380

	Wireless Communications — 1.6%
45,000	Millicom International Cellular SA, SDR	2,905,244	1,922,870
3,000	United States Cellular Corp.†	116,970	131,160

		3,022,214	2,054,030

	TOTAL COMMON STOCKS	112,346,164	118,829,089

	PREFERRED STOCKS — 0.5%
	Financial Services — 0.2%
18,200	The Phoenix Companies Inc., 7.450%, 01/15/32	333,127	339,545

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	PREFERRED STOCKS (Continued)
	Health Care — 0.3%
15,000	AdCare Health Systems Inc., 10.875%, Ser. A	$316,382	$352,500

	TOTAL PREFERRED STOCKS	649,509	692,045

	RIGHTS — 0.0%
	Health Care — 0.0%
12,000	Dyax Corp., CVR†	0	13,320
1,500	Tobira Therapeutiocs Inc.,†	20,610	20,610

	TOTAL RIGHTS	20,610	33,930

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.9%
$10,200,000	U.S. Treasury Bills, 0.421% to 0.551%††, 02/23/17 to 04/13/17	10,190,474	10,190,798

TOTAL INVESTMENTS — 100.0%		$123,206,757	129,745,862

Other Assets and Liabilities (Net)			(1,785,515)

PREFERRED STOCK (1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK (7,794,221 common shares outstanding)			$97,960,347

NET ASSET VALUE PER COMMON SHARE ($97,960,347 ÷ 7,794,221 shares outstanding)			$12.57

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
United States	59.2%	$ 76,860,063
Europe	25.5	33,091,088
Latin America	5.2	6,714,716
Canada	4.8	6,189,532
Japan	4.5	5,905,362
Asia/Pacific	0.8	985,101
Total Investments	100.0%	$129,745,862

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $123,206,757)	$129,745,862
Foreign currency, at value (cost $155,175)	147,486
Dividends and interest receivable	160,007
Deferred offering expense	51,799

Total Assets	130,105,154

Liabilities:
Payable to custodian	1,798
Distributions payable	580,285
Payable for Fund shares repurchased	15,885
Payable for investments purchased	1,309,648
Payable for preferred offering expense	11,000
Payable for investment advisory fees	108,671
Payable for payroll expenses	14,399
Payable for accounting fees	7,500
Other accrued expenses	95,621

Total Liabilities	2,144,807

Cumulative Preferred Shares, $0.001 par value:
Series A Preferred Shares (5.450%, $25 liquidation value, 1,480,000 shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders
(applicable to 7,794,221 shares outstanding)	$97,960,347

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$92,675,974
Accumulated net investment income	165,514
Distributions in excess of net realized gain on investments and foreign currency transactions	(1,408,805)
Net unrealized appreciation on investments	6,539,105
Net unrealized depreciation on foreign currency translations	(11,441)

Net Assets	$97,960,347

Net Asset Value per Common Share:
($97,960,347 ÷ 7,794,221 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.57

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $134,162)	$2,374,680
Interest	95,744
Other income*	18,460

Total Income	2,488,884

Expenses:
Investment advisory fees	1,178,873
Shareholder communications expenses	187,522
Legal and audit fees	51,683
Trustees’ fees	47,500
Accounting fees	45,000
Tax expense	42,972
Payroll expenses	40,162
Custodian fees	37,396
Shareholder services fees	18,966
Interest expense	1,221
Miscellaneous expenses	46,867

Total Expenses	1,698,162

Less:
Expenses paid indirectly by broker (See Note 3)	(1,810)

Net Expenses	1,696,352

Net Investment Income	792,532

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(735,914)
Net realized loss on foreign currency transactions	(37,724)

Net realized loss on investments and foreign currency transactions	(773,638)

Net change in unrealized appreciation/depreciation:
on investments	5,371,376
on foreign currency translations	(9,161)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,362,215

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	4,588,577

Net Increase in Net Assets Resulting from Operations	5,381,109

Total Distributions to Preferred Shareholders	(1,053,667)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,327,442

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$792,532	$(139,796)
Net realized gain/(loss) on investments and foreign currency transactions	(773,638)	848,426
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,362,215	1,872,901

Net Increase in Net Assets Resulting from Operations	5,381,109	2,581,531

Distributions to Preferred Shareholders:
Net investment income	(312,504)	—
Net realized gain	(741,163)	—

Total Distributions to Preferred Shareholders	(1,053,667)	—

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	4,327,442	2,581,531

Distributions to Common Shareholders:
Net investment Income	(277,681)	—
Net realized gain	(658,323)	—

Total Distributions to Common Shareholders	(936,004)	—

Fund Share Transactions:
Net decrease from repurchase of common shares	(3,440,389)	(1,299,995)
Net decrease from costs charged to repurchase of common shares	(1,800)	(1,200)
Offering costs for preferred shares charged to paid-in capital	(1,125,944)	—

Net Decrease in Net Assets from Fund Share Transactions	(4,568,133)	(1,301,195)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(1,176,695)	1,280,336

Net Assets Attributable to Common Shareholders:
Beginning of year	99,137,042	97,856,706

End of year (including undistributed net investment income of $165,514 and $0, respectively)	$97,960,347	$99,137,042

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the year:

	Year Ended December 31, 2016		Year Ended December 31, 2015		Period Ended December 31, 2014(a)
Operating Performance:
Net asset value, beginning of period	$12.20		$11.86		$ 12.00
Net investment income/(loss)	0.10		(0.02	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.60		0.34		(0.07)
Total from investment operations	0.70		0.32		(0.14)
Distributions to Preferred Shareholders: *
Net investment income	(0.04)		—		—
Net realized gain	(0.10)				—
Total distributions to preferred shareholders	(0.14)		—		—
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.56		0.32		(0.14)
Distributions to Common Shareholders:
Net investment income	(0.04)		—		—
Net realized gain	(0.08)				—
Total distributions to common shareholders	(0.12)		—		—
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.07		0.02		0.00 (c)
Decrease in net asset value from costs charged to repurchase of common shares	(0.00	)(c)	(0.00	)(c)	—
Offering costs for preferred shares charged to paid-in capital	(0.14)		—		—
Total fund share transactions	(0.07)		0.02		0.00 (c)
Net Asset Value Attributable to Common Shareholders, End of Period	$12.57		$12.20		$ 11.86
NAV total return †	4.02%		2.87%		(1.17)%
Market value, end of period	$10.60		$10.40		$ 10.44
Investment total return ††	2.40%		(0.38)%		(13.00)%

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout the year:

	Year Ended December 31, 2016		Year Ended December 31, 2015		Period Ended December 31, 2014(a)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$127,960		—		—
Net assets attributable to common shares, end of period (in 000’s)	$ 97,960		$99,137		$97,857
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.80%		(0.14)%		(1.12	)%(d)
Ratio of operating expenses to average net assets attributable to common shares	1.72	%(e)	1.53	%(e)	1.58	%(d)
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.44	%(e)	—		—
Portfolio turnover rate	76.6%		114.0%		20.0%
5.450% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 30,000		—		—
Total shares outstanding (in 000’s)	1,200		—		—
Liquidation preference per share	$ 25.00		—		—
Average market value (f)	$ 25.32		—		—
Asset coverage per share	$ 106.63		—		—
Asset Coverage	427%		—		—

†	Based on net asset value per share.
††	Based on market value per share.
*	Calculated based upon average common shares outstanding on record dates throughout the period.
(a)	The Fund commenced investment operations on June 23, 2014.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(f)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) is a diversified closed-end management investment company organized as a Delaware statutory trust on August 19, 2013 and registered under the 1940 Act. Investment operations commenced on June 23, 2014. The Fund had no operations prior to June 23, 2014, other than matters relating to its organization and registration as a closed-end management company under the 1940 Act, and the sale of 8,333 common shares for $100,000 on January 22, 2014 to The Gabelli Dividend & Income Trust (“the Trust”). On June 23, 2014, the Trust contributed $99,229,373 in cash in exchange for 8,269,115 shares of the Fund, and on the same date distributed such shares to the holders of record on June 16, 2014 at the rate of one common share of the Fund for every ten common shares of the Trust.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (“small cap” and “mid cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Valuation Inputs

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)
Aerospace	$ 2,221,577	$ 5,669	—	$ 2,227,246
Other Industries (a)	116,601,843	—	—	116,601,843

Total Common Stocks	118,823,420	5,669	—	118,829,089

Preferred Stocks (a)	692,045	—	—	692,045
Rights (a)	—	—	$33,930	33,930
U.S. Government Obligations	—	10,190,798	—	10,190,798

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$119,515,465	$10,196,467	$33,930	$129,745,862

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. The Fund held no restricted securities as of December 31, 2016.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated net investment income by $8,693 and decrease distributions in excess of net realized gain on investments and foreign currency transactions by $51,460, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 5.45% Series A Cumulative Preferred Shares (“Series A Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

	Year Ended December 31, 2016
	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$822,197	$925,554
Net long term capital gains	113,807	128,113

Total distributions paid	$936,004	$1,053,667

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(296,515)
Undistributed ordinary income	205,155
Net unrealized appreciation on investments and foreign currency translations	5,375,733

Total	$5,284,373

At December 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes which are able to reduce future required distributions of net capital gains to shareholders. is permitted to carry capital loss forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund had long term capital loss carryforwards of $296,515.

At December 31, 2016, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$124,358,689	$15,827,192	$(10,440,019)	$5,387,173

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2016, the Fund recognized $42,972 in excise tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed the open tax year and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2016, the Fund paid $71,817 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,810.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2016, the Fund paid or accrued $40,162 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $104,649,003, and $71,200,105, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2016, the Fund repurchased and retired 328,814 of its common shares at a cost of $3,440,389 and an average discount of 15.65% from its net asset value. During the year ended December 31, 2015, the Fund repurchased and retired 127,301 of its common shares at a cost of $1,299,995 and an average discount of 14.26% from its net asset value.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Transactions in common shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Decrease from repurchase of common shares	(328,814)	$(3,440,389)	(127,301)	$(1,299,995)

The Fund has an effective shelf registration authorizing the offering of an additional $100 million of common or preferred shares.

On May 10, 2016, the Fund received $28,765,000 (after underwriting discounts of $945,000 and estimated offering expenses of $181,000) from the public offering of 1,200,000 shares of 5.450% Series A Preferred Shares (“Series A Preferred”). Commencing May 10, 2021 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. In addition, the Board has authorized the repurchase of Series A Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2016, the Fund did not repurchase any of the Series A Preferred. At December 31, 2016, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $22,708.

As of December 31, 2016, after considering the issuance of the Series A Preferred, the Fund has $70 million available for issuance under the current shelf.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of 1,480,000 shares of $0.001 par value Cumulative Preferred Shares (“Preferred Shares”). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Small and Mid Cap Value Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes attributable to common shareholders in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 74	Since 2013*	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Kevin V. Dreyer Trustee Age: 39	Since 2016***	1	Managing Director and Co-Chief Investment Officer for the Value team of GAMCO Investors, Inc.; Portfolio Manager of funds within the Gabelli/GAMCO Fund Complex	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 81	Since 2013**	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 78	Since 2013*	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 77	Since 2013**	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 48	Since 2013***	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Trustee Age: 71	Since 2013***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	Since 2014	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2013	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2014	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Wayne C. Pinsent, CFA Vice President and Ombudsman Age: 31	Since 2014	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G.research, LLC since 2010

Camillo Schmidt-Chiari Assistant Vice President and Ombudsman Age: 36	Since 2014	Assistant Vice President and Ombudsman of The Gabelli Global Small and Mid Cap Value Trust.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli and Mr. Dreyer are considered “interested persons” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share(a)	Ordinary Investment Income(a)	Long Term Capital Gains	Dividend Reinvestment Price
Common Shares
	12/29/16	12/21/16	$0.05000	$0.04130	$0.00870	$10.63278
	01/06/17	12/30/16	0.07000	0.06400	0.00600	10.80060

			$0.12000	$0.10530	$0.01470
5.875% Series A Cumulative Preferred Shares

	06/27/16	06/20/16	$0.17788	$0.14678	0.03110
	09/26/16	09/16/16	0.34063	0.28107	0.05956
	12/27/16	12/19/16	0.34063	0.32562	0.01501

			$0.85914	$0.75347	$0.10567

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2016 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the fiscal year ended December 31, 2016 were $241,920, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2016, the Fund paid to common and 5.450% Series A Cumulative Preferred shareholders ordinary income dividends of $0.10530 and $0.75347 per share, respectively. For 2016, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 3.67% of ordinary income distribution was qualified interest income and 100% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2016 derived from U.S. Government securities was 0.08%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 7.96%.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income(b)	Short Term Capital Gains(b)	Long Term Capital Gains	Total Distributions(a)
Common Shares
2016	$0.03560	$0.06970	$0.01470	$0.12000
5.450% Series A Cumulative Preferred Shares
2016	$0.25481	$0.49866	$0.10567	$0.85914

(a) Total amounts may differ due to rounding.

(b) Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

At a recent meeting, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and the Adviser. The Independent Board Members reviewed the performance of the Fund since the launch of investment operations against a peer group of global closed-end funds, including funds focused on small and/or midcap stocks. The Independent Board Members noted the Fund’s first quartile relative performance for the one year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Broadridge peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was smaller than average within the peer group and that its expense ratios were just below average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and reasonable performance. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (Continued)

of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Small and Mid Cap Value Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Global Small and Mid Cap Value Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Kevin V. Dreyer

Managing Director,

GAMCO Investors, Inc.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Wayne C. Pinsent, CFA

Vice President & Ombudsman

Camillo Schmidt-Chiari

Assistant Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGZ Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,000 for 2015 and $30,750 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,916 for 2015 and $4,014 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Kuni Nakamura, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

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Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

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The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

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●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006 he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2016. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	22.4B	6	5.1B
	Other Pooled Investment Vehicles:	29	1.2B	18	1.1B
	Other Accounts:	1,559	15.2B	13	1.3B

2. Kevin V. Dreyer	Registered Investment Companies:	6	7.1B	2	4.1B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	327	1.3B	1	50.8M

3. Jeffrey Jonas	Registered Investment Companies:	3	5.3B	1	2.4B
	Other Polled Investment	2	133.4M	1	5.9M

	Vehicles:
	Other Accounts:	62	109.8M	0	0

4. Christopher J. Marangi	Registered Investment Companies:	7	7.4B	3	4.3B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	335	1.3B	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.   As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.   As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.   Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.   At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.   A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi owned over $1,000,000, $10,001-$50,000, $10,001-$50,000 and $10,001-$50,000, respectively of shares of the Trust as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/16 through 07/31/16	Common – 46,501 Preferred– N/A	Common – $10.6613 Preferred– N/A	Common – 46,501 Preferred– N/A	Common – 8,011,388 - 46,501 = 7,964,887 Preferred– 1,200,000
Month #2 08/01/16 through 08/31/16	Common – 48,139 Preferred– N/A	Common – $10.8234 Preferred– N/A	Common – 48,139 Preferred– N/A	Common – 7,964,887 - 48,139 = 7,916,748 Preferred– 1,200,000
Month #3 09/01/16 through 09/30/16	Common – 20,600 Preferred– N/A	Common – $10.7879 Preferred– N/A	Common – 20,600 Preferred– N/A	Common – 7,916,748 - 20,600 = 7,896,148 Preferred– 1,200,000
Month #4 10/01/16 through	Common – 56,310 Preferred– N/A	Common – $10.5054 Preferred– N/A	Common – 56,310 Preferred– N/A	Common - 7,896,148 – 56,310 = 7,839,838

10/31/16				Preferred– 1,200,000

Month #5 11/01/16 through 11/30/16	Common – 30,700 Preferred A –N/A	Common – $10.1774 Preferred A – N/A	Common – 30,700 Preferred A – N/A	Common – 7,839,838 – 30,700 = 7,809,138 Preferred A – 1,200,000

Month #6 12/01/16 through 12/31/16	Common – 14,917 Preferred A – N/A	Common – $10.5684 Preferred A – N/A	Common –14,917 Preferred A – N/A	Common –7,809,138 – 14,917 = 7,794,221 Preferred A– 1,200,000

Total	Common – 217,167 Preferred A – N/A	Common – $10.5792 Preferred A – N/A	Common –217,167 Preferred A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2017

* Print the name and title of each signing officer under his or her signature.